Pursuant to Rule 497(e)
                                                      Registration No. 333-82865

                            JACOB INTERNET FUND, INC.
                          SUPPLEMENT DATED MAY 2, 2000
                    TO THE PROSPECTUS DATED NOVEMBER 26, 1999


         The following language is added under "Risk Factors" on page 5:

         Lack of Profitability of Many Internet Companies: Many Internet-related companies have incurred large losses since their inception and will continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable.